Exhibit 10.1

AMENDMENT NUMBER ONE TO THE SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF

XPONENTIAL INTERMEDIATE HOLDINGS LLC (A DELAWARE LIMITED LIABILITY COMPANY)

This Amendment Number One to the Second Amended and Restated Limited Liability Company Operating Agreement (the "Amendment") of Xponential Intermediate Holdings LLC (the "Company"), is effective as of December 20, 2021.

WITNESSETH:

WHEREAS, the Members are parties to that certain Second Amended and Restated Limited Liability Company Operating Agreement of the Company (the "Operating Agreement");

WHEREAS, the Members hereby agree to amend the Operating Agreement as provided herein; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings set forth in the Operating Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Share Settlement and Cash Settlement Determination. Notwithstanding anything in Section 10.01 of the Agreement to the contrary, Pubco shall not be entitled to elect a redemption payment by means of a Cash Settlement except to the extent the cash proceeds used to make such Cash Settlement are immediately available and were directly raised from a secondary offering of Pubco's equity securities. For the avoidance of doubt, the Company shall have no obligation to settle the exchange right for cash if there are insufficient shares to settle the arrangement in shares.
2.
Agreement. Upon execution of this Amendment, all of the Members and Managing Member are bound by the terms and conditions of the Operating Agreement, as amended hereby. All other provisions of the Operating Agreement remain in full force and effect.
3.
Multiple Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

I

IN WITNESS WHEREOF, Members holding a majority of the issued and outstanding Units of the Company have entered into this Amendment as of the day first above set forth.

MEMBERS:
XPONENTIAL FITNESS, INC.
/s/ Anthony Geisler
Anthony Geisler, Chief Executive Officer

H&W INVESTCO LP
/s/ Mark Grabowski
Mark Grabowski, on behalf of General Partner

H&W INVESTCO II LP
/s/ Mark Grabowski
Mark Grabowski, on behalf of General Partner

LAG FIT, INC.
/s/ Anthony Geisler
Anthony Geisler, Chief Executive Officer